UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 22, 2014

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32242	38-2511577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive
Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 22, 2014, the Company issued a press release announcing financial results for the second quarter ended June 15, 2014. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the Exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Domino’s Pizza, Inc. 2014 second quarter financial results press release, dated July 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date July 22, 2014	/s/ Michael T. Lawton
Michael T. Lawton
Chief Financial Officer